AMENDMENT

変更契約書

This AMENDMENT (“Amendment”) is made and entered into as of April 11, 2014 between STAAR Surgical AG (“STAAR AG”), a Swiss corporation, having its principal place of business at Hauptstrasse 104, 2560 Nidau, Switzerland, as assignee and 100% parent company of STAAR Japan, G.K., having its principal place of business at NBF Shin-Urayasu-Tower 5F, 1-5-2, Irifune, Urayasu City, Chiba 279-0012, Japan (each a wholly owned subsidiary of STAAR Surgical Company (“STAAR SURGICAL”), a Delaware corporation, having its principal place of business at 1911 Walker Avenue, Monrovia, California 91016 U.S.A), and NIDEK CO., LTD. (“NIDEK”), a Japanese corporation, having its principal place of business at 34-14 Maehama, Hiroishi-cho, Gamagori, Aichi 443-0038, Japan.

本変更契約書（以下「本変更契約」という）は、２０１４年４月１１日付で、スイス ニーダウ ２５６０ ハウプト通り１０４に本店を有するスター サージカル AG（以下「スターAG」という）と、日本愛知県蒲郡市拾石町前浜３４番地１４に本店を有する日本法人株式会社ニデック（以下「ニデック」という）との間で締結される。スターAGは、千葉県浦安市入船１－５－２ＮＢＦ新浦安タワー５階に本店を有する日本法人スター・ジャパン合同会社からの契約承継者として、また、スター・ジャパン合同会社の100%親会社として、本変更契約を締結する。（なお、スター サージカル AG、スター・ジャパン合同会社いずれも、米国９１０１６カリフォルニア州モンロビア ウォーカー通り１９１１に本店を有するデラウェア州法人スター サージカル カンパニー（以下「スターサージカル」という）の完全所有下にある子会社である。）

RECITAL

前文

STAAR Japan, G.K. and NIDEK entered into several agreements, including the following:

Basic Contract: Sales Transaction for Injector Product, dated May 23, 2005;

Basic Contract: Sales Transaction of Non-Sterilized Intraocular Lens, dated May 23, 2005;

Memorandum: Sales Transaction, dated January 28, 2009;

Basic Contract: Second Generation of Acrylic Preset Basic Agreement, dated January 28, 2009;

Contract: Supply Agreement, dated January 28, 2009;

Memorandum: Sales Transaction for Injector, dated May 1, 2011;

Memorandum: Sales Transaction of Non-Sterilized Intraocular Lens, dated May 1, 2011; and

Supplement and Amendment to Acrylic Preset Basic Agreements, dated August 24, 2012 (“2012 Agreement”).

The above-referenced documents (with the exception of the 2012 Agreement) are collectively referred to as “the Original Contracts”. All of the above-reference agreements (including the 2012 Agreement) are sometimes collectively referred to as “the Agreements.”

STAAR AG has assumed the rights and obligation under the Agreements from STAAR Japan, G.K. by entering into the Assignment and Assumption Agreement, dated April 11, 2014.

STAAR AG and NIDEK are willing to amend the Agreements in accordance with the terms of this Amendment, and in order to induce Nidek to enter into this Amendment, STAAR SURGICAL agrees to guarantee to NIDEK performance of STAA AG under the Agreements and this Amendment.

NOW, THEREFORE, the parties agree as follows:

スター・ジャパン合同会社およびニデックは、次に掲げる契約を含む複数の契約を締結した。

２００５年５月２３日締結のインジェクター製品の売買取引基本契約書

２００５年５月２３日締結の未滅菌眼内レンズ製品の売買取引基本契約書

２００９年１月２８日締結の売買基本取引契約に係わる覚書

２００９年１月２８日締結の第二世代アクリル・プリセット基本契約書

２００９年１月２８日締結のアクリル・プリセット供給保証契約書

２０１１年５月　１日締結のインジェクター売買取引覚書

２０１１年５月　１日締結の未滅菌眼内レンズ売買取引覚書

２０１２年８月２４日締結のアクリル・プリセット基本契約書に関する追加・変更契約書（以下「２０１２年契約」という）

上記の契約書（ただし、２０１２年契約を除く）を総称して、「原契約」というものとする。また、上記の契約書（２０１２年契約を含む）を総称して、「本件原契約」というものとする。

スターAGは、２０１４年４月１１日付の債権譲渡および債務引受に関する契約書をもって、スター・ジャパン合同会社から、本件原契約における債権債務を継承している。

スターAGおよびニデックは、本変更契約の定めにしたがって、本件原契約を変更することを望んでいる。スター サージカルは、ニデックの本契約締結を促すために、ニデックに対し、スターAGの本件原契約および本変更契約の履行を保証することに同意している。

したがって、本変更契約の当事者は、以下の通り合意する。

1. Extension of the Term

第１条（契約期間の変更）

1. The Section 6 of the 2012 Agreement shall be changed as follows:

１．２０１２年契約第６条を、次のように変更する。

6. Duration.

This Agreement shall become effective as of the date first above written and shall terminate as of December 31, 2016; provided that this Agreement will be automatically extended for subsequent one (1) year periods with identical terms and conditions as set forth in this Agreement unless either STAAR or NIDEK gives the other party written notice one year prior to the end of the current term or any extended term.

第６条（有効期間）

本契約は、冒頭に記載された日付において発効し、２０１６年１２月３１日まで有効とする。なお、本契約は、期間満了の１年前までにスターまたはニデックのいずれからも書面による通知がないときは、同一条件で更に１年間継続するものとし、その後もこの例によるものとする。

2. The Section 9 b. of the 2012 Agreement shall be changed as follows:

２．２０１２年契約第９条第２項を、次のように変更する。

9. Amendment to the Original Contracts.

b. STAAR and NIDEK hereby agree to extend the termination date of all of the agreements that are part of the Original Contracts to December 31, 2016; provided that such agreements that are part of the Original Contracts will be automatically extended for subsequent one (1) year periods with identical terms and conditions as set forth in the Original Contracts unless either STAAR or NIDEK gives the other party written notice not to renew any of the agreements that are part of the Original Contracts one year prior to the end of the current term (December 31, 2016) or any extended term. Notwithstanding the foregoing, STAAR or NIDEK may stop purchasing non-sterilized Lenses or Injectors (excluding the purchase of Injectors necessary for the outsourcing of the Manufacturing) by giving the other party written notice two (2) months prior to the end of the current term (December 31, 2016) or any extended term.

第９条（原契約の変更）

２．スターとニデックとは、本契約をもって、原契約の有効期間を、全て、２０１６年１２月３１日まで延長することに同意する。なお、原契約については、変更後の期間（２０１６年１２月３１日）満了の１年前までにスターまたはニデックのいずれからも契約を更新しない旨の書面による通知がないときは、同一条件で更に１年間継続するものとし、その後もこの例によるものとする。前記の定めにもかかわらず、未滅菌のレンズの購入、または、インジェクターの購入（製造委託に必要なインジェクターの購入は除く）に関しては、スターまたはニデックは、期間（２０１６年１２月３１日）満了の２ヶ月前までに書面により相手方に通知することにより期間満了日において取引を終了することができるものとする。

2. Minimum Purchase Quantity

第２条（最低購入数量）

1. The Section 9 d. shall be supplemented to the 2012 Agreement as follows:

１．２０１２年契約第９条に、次の第４項を追加する。

9 d. STAAR and NIDEK hereby agree that the minimum purchase quantity of Injector for a period from January 1, 2014 to December 31, 2014 (“2014 Injector Minimum Purchase Quantity”) shall be ***. STAAR shall supply NIDEK with the 2014 Injector Minimum Purchase Quantity and NIDEK shall purchase the 2014 Injector Minimum Purchase Quantity from STAAR. STAAR and NIDEK shall mutually agree upon the monthly delivery schedule of such Quantity and endeavor to follow the schedule.

STAAR and NIDEK shall mutually agree upon the minimum purchase quantity of Injector for the year 2015 by December 31, 2014. STAAR and NIDEK shall mutually agree upon the minimum purchase quantity of Injector for the year 2016 by December 31, 2015.

第９条（原契約の変更）

４．スターおよびニデックは、2014年1月1日より2014年12月31日までの期間におけるインジェクターの最低購入数量（以下「2014年インジェクター最低購入数量」という）を、***本とすることに同意する。スターは、2014年インジェクター最低購入数量を、ニデックに供給するものとし、ニデックは、2014年インジェクター最低購入数量を、スターから購入するものとする。スターおよびニデックは、両者間において、当該数量の月別納入計画表に合意し、鋭意これに従うものとする。

2015年のインジェクターの最低購入数量は、2014年12月31日までに、両者間において合意する。2016年のインジェクターの最低購入数量は、2015年12月31日までに、両者間において合意する。

2. The Section 4.1 of the 2012 Agreement shall be changed as follows:

２．２０１２年契約第４条第１項を、次のように変更する。

4. Minimum Purchase Quantity.

1. STAAR and NIDEK hereby agree that the minimum purchase quantity of the Finished Product for a period from January 1, 2014 to December 31, 2014 (“2014 Finished Product Minimum Purchase Quantity”) shall be ***. Subject to STAAR’s fulfillment of the supply of the minimum quantity of Injector, NIDEK shall supply STAAR with the 2014 Finished Product Minimum Purchase Quantity and STAAR shall purchase the 2014 Finished Product Minimum Purchase Quantity from NIDEK. STAAR and NIDEK shall mutually agree upon the monthly delivery schedule of such Quantity and endeavor to follow the schedule.

STAAR and NIDEK shall mutually agree upon the minimum purchase quantity of Finished Product for the year 2015 by December 31, 2014. STAAR and NIDEK shall mutually agree upon the minimum purchase quantity of Finished Product for the year 2016 by December 31, 2015.

第４条（最低購入数量）

１．スターおよびニデックは、2014年1月1日より2014年12月31日までの期間における最終製品の最低購入数量（以下「2014年最終製品最低購入数量」という）を、*** 個とすることに同意する。スターによりインジェクターの最低購入数量が供給されることを条件として、ニデックは、2014年最終製品最低購入数量を、スターに供給するものとし、スターは、2014年最終製品最低購入数量を、ニデックから購入するものとする。スターおよびニデックは、両者間において、当該数量の月別納入計画表に合意し、鋭意これに従うものとする。

2015年の最終製品の最低購入数量は、2014年12月31日までに、両者間において合意する。2016年の最終製品の最低購入数量は、2015年12月31日までに、両者間において合意する。

3. Allocation in Case of Supply Shortage

第３条（供給不足時の数量割当）

1. The Section 9 e. shall be supplemented to the 2012 Agreement as follows:

１．２０１２年契約第９条に、次の第５項を追加する。

9 e. If STAAR cannot supply NIDEK with the 2014 Injector Minimum Purchase Quantity in accordance with the Section 9 d. (on a monthly basis) due to manufacturing constraints, after using commercially reasonable efforts to supply the requested quantity, the Injector that is actually supplied to NIDEK by STAAR during the year 2014 shall be allocated as follows; provided, however, that the quantity necessary for testing or evaluation and the quantity of loss at the time of manufacturing shall be excluded from the allocated quantity before NIDEK supplies Finished Product to STAAR:

(i) Allocation to STAAR

(The quantity of Injector that is actually supplied to NIDEK by STAAR during the year 2014) x (***)

(ii) Allocation to NIDEK

(The quantity of Injector that is actually supplied to NIDEK by STAAR during the year 2014) x (***)

The above method of calculation shall apply to the year 2015 and 2016 in the same way.

(For the avoidance of doubt and as an example, if the quantity of Injector actually supplied to NIDEK by STAAR during the year 2014 is ***, it will be allocated as follows:

(i) Allocation to STAAR

x (***) = ***

(ii) Allocation to NIDEK

x (***) = ***.

The above-referenced allocation is subject to revision for equitable purposes, as will be discussed by the parties.

第９条（原契約の変更）

５．ニデックの要求数量を供給するために、スターが商業的に見て合理的な努力を尽くしてもなお、製造上の制約により、スターが第９条第４項の定めにしたがって（月次ベースで）2014年インジェクター最低購入数量をニデックに供給できない場合、2014年にスターが実際にニデックに供給したインジェクターは、次の通りに割当てるものとする。ただし、ニデックがスターに最終製品を供給する際には、割当てられた数量から、試験・評価のために必要な数量および製造時にロスする数量を除外するものとする。

（１）スターへの割当数量

（2014年にスターがニデックに実際に供給したインジェクターの数量）

×（*** ）

（２）ニデックへの割当数量

（2014年にスターがニデックに実際に供給したインジェクターの数量）

×（*** ）

なお、2015年および2016年についても、同様の方法によるものとする。

（例えば、仮に2014年にスターが実際にニデックに供給したインジェクターの数量が 本であった場合、次の通りとなる。

（１）スターへの割当数量

　 × ( *** )）＝ *** 個

　　　　（２）ニデックへの割当数量

　 × ( *** )＝ *** 個　）

なお、前述の割当方法は、双方にとっての公平性を確保するために、両者協議に基づき、改訂する場合がある。

2 The Section 4.2 shall be supplemented to the 2012 Agreement as follows:

２．２０１２年契約第４条に、次の第２項を追加する。

4.2 If NIDEK cannot supply STAAR with the 2014 Finished Product Minimum Purchase Quantity in accordance with the Section 4.1 (on a monthly basis) due to manufacturing constraints, after using commercially reasonable efforts to supply the requested quantity, the Finished Product that is actually manufactured by NIDEK during the year 2014 shall be allocated as follows; provided, however, that the quantity necessary for testing or evaluation and the quantity of loss at the time of manufacturing shall be excluded from the allocated quantity before NIDEK supplies Finished Product to STAAR:

(i) Allocation to STAAR

(The quantity of Finished Product that is actually manufactured by NIDEK during the year 2014) x (***)

(ii) Allocation to NIDEK

(The quantity of Finished Product that is actually manufactured by NIDEK during the year 2014) x (***)

The above method of calculation shall apply to the year 2015 and 2016 in the same way.

The above-referenced allocation is subject to revision for equitable purposes, as will be discussed by the parties.

第４条（最低購入数量）

２．スターの要求数量を供給するために、ニデックが商業的に見て合理的な努力を尽くしてもなお、製造上の制約により、ニデックが第４条第１項の定めにしたがって（月次ベースで）2014年最終製品最低購入数量をスターに供給できない場合、2014年にニデックが実際に製造した最終製品は、次の通りに割当てるものとする。ただし、ニデックがスターに最終製品を供給する際には、割当てられた数量から、試験・評価のために必要な数量および製造時にロスする数量を除外するものとする。

（１）スターへの割当数量

（2014年にニデックが実際に製造した最終製品の数量）

×（***）

（２）ニデックへの割当数量

（2014年にニデックが実際に製造した最終製品の数量）

×（*** ）

なお、2015年および2016年についても、同様の方法によるものとする。

なお、前述の割当方法は、双方にとっての公平性を確保するために、両者協議に基づき、改訂する場合がある。

4. Governing Law and Jurisdiction

第４条（準拠法・裁判管轄）

1. This Amendment shall be governed by and construed in accordance with the laws of Japan. Japanese text and English text in this Amendment shall have the same force and effect.

2. The parties hereby agree to submit to the exclusive jurisdiction of the Tokyo District Court of Japan with respect to any matter arising out of or relating to this Amendment or the Agreements.

１．本変更契約は、日本法に準拠し、日本法に従って解釈される。本変更契約における日本語および英語は、いずれも同等の効力を有する。

２．本変更契約または本件原契約に起因してまたは関連して紛争が生じたときは、東京地方裁判所をもって専属的合意管轄裁判所とする。

5. Others

第５条（その他）

1. STAAR SURGICAL jointly guarantees to NIDEK the full payment, performance and observance by STAAR AG of the terms and conditions to be made, performed or observed by STAAR AG under the Agreements and this Amendment.

2. Each party will use commercially reasonable efforts to supply lenses, Injectors or other products ordered by the other party above the minimum purchase quantities set for in this Amendment. Except as otherwise amended hereby, the Agreements remain unmodified and continue in full force and effect.

１．スター サージカルは、本件原契約および本変更契約に基づき、スターAGによって支払われ履行され遵守されるべき条件を、スターAGが完全に支払い履行し遵守することを、ニデックに対し、連帯して保証する。

２．いずれの契約当事者も、相手方から本変更契約に定める最低購入数量を超えるレンズ、インジェクターまたはその他の製品の注文を受けた場合、当該インジェクターまたは製品を供給するために、商業的に見て合理的な努力を尽くすものとする。本変更契約による定めを除き、本件原契約に変更はないものとし、本件原契約に定める通り、有効に存続するものとする。

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the date first above written.

以上、本変更契約の当事者は、本変更契約の冒頭に記載された日付において、本変更契約を締結し署名する。

STAAR Surgical AG
ー サージカル AG

By:
Name:	Hans Blickensdoerfer
氏名:	ハンス ブリッケンスドーファー
Title:	President Europe, Middle East, Latin America
役職:	欧州 中東 ラテンアメリカ 代表

NIDEK CO., LTD.
株式会社ニデック

By:
Name:	Tsuneo Matsuhisa
氏名:	松久 恒夫
Title:	Senior Managing Director and Executive Manager, Eye Care Division
役職:	専務取締役 アイケア事業部長

Seen and accepted:

上記を確認し、同意します。

STAAR Surgical Company (STAA)

スター サージカル カンパニー

By:

Name: Barry Caldwell

氏名: バリー　コールドウェル

Title: Chief Executive Officer

役職: 最高経営責任者